UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest event
            reported):  December 29, 2006
                        _________________

                Union National Financial Corporation
                ____________________________________
     (Exact name of registrant as specified in its charter)


Pennsylvania                       0-19214            23-2415179
____________________________  ________________    ______________
(State or other jurisdiction  (Commission File    (IRS Employer
of incorporation)                  Number)        Identification
                                                     Number)


    570 Lausch Lane,
     Lancaster, PA                                       17601
________________________________________             ___________
(Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code:
                      717-653-1441
                   __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 Union National Financial Corporation

                     CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
             _________________________________________________
             Effective December 29, 2006, the Registrant and its wholly owned subsidiary, Union National Community Bank, entered into an Amended and Restated Employment Agreement (the "Employment Agreement") and an Amended and Restated Executive Salary Continuation Agreement (the "Continuation Agreement") with Mark D. Gainer, the Registrant's Chairman, President and Chief Executive Officer.

             Both the Employment Agreement and the Continuation Agreement were amended to conform with the requirements of Section 409A of the Internal Revenue Code. The Employment Agreement was also amended to provide for a covenant not to compete in the event of a change in control of the Registrant, to provide for a consistent payment schedule for separation from service for good reason, without cause, or change in control as defined in the Employment Agreement, and to provide that the Registrant will make Mr. Gainer whole in the event any excise tax is imposed in connection with a change in control. The Continuation Agreement, which is intended to provide Mr. Gainer with retirement benefits beginning in 2017, was also amended to place a cap on the amount of annual increase in Mr. Gainer's base salary and annual increase in the cost of health insurance premiums that can be included in the calculation of Mr. Gainer's retirement benefit and to eliminate the ability to elect to receive certain benefits as a lump sum in the event of a change in control. The vesting schedule of the Continuation Agreement was also amended to provide for partial vesting of the benefit to begin in 2008 rather than 2010 and for a larger percentage of the benefit to be vested in each year from 2010 through 2016.

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                          SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Union National Financial Corporation

Date:  January 4, 2007           By: /s/ Mark D. Gainer
                               _________________________
                                   Name:  Mark D. Gainer
                                   Title: Chairman/President/
                                          Chief Executive
                                          Officer

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